LEASES - Lease Cost (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2021 USD ($)
Cash paid for amounts included in the measurement of lease liabilities:
Right-of-use assets	¥ 80,752	¥ 105,674	$ 12,672
Operating lease liabilities	¥ 72,101	¥ 81,854	$ 11,314
Operating leases - Weighted average remaining lease term	2 years 5 months 19 days	1 year 5 months 19 days	2 years 5 months 19 days
Operating leases - Weighted average discount rate	3.40%	3.30%	3.40%
Operating lease cost	¥ 99,036	¥ 244,855
Short-term lease cost	4,220	808
Total	103,256	245,663
Operating cash flows for operating leases	81,695	218,878
Operating leases	¥ 103,217	¥ 63,749